UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐   Preliminary Proxy Statement

☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐   Definitive Proxy Statement

☑   Definitive Additional Materials

☐   Soliciting Material Pursuant to §240.14a-12

HENRY SCHEIN, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☑   No fee required.

☐   Fee paid previously with preliminary materials.

☐   Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
HENRY SCHEIN, INC. 135 DURYEA ROAD, MAIL STOP E-365 MELVILLE, NY 11747	HENRY SCHEIN, INC. 2024 Annual Meeting Vote by May 20, 2024 11:59 PM EDT

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You invested in HENRY SCHEIN, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 21, 2024.

Get informed before you vote

View the Combined Document, Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

 Vote at www.ProxyVote.com

 THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:

1a.	Mohamad Ali	For

1b.	Stanley M. Bergman	For

1c.	Deborah Derby	For

1d.	Carole T. Faig	For

1e.	Joseph L. Herring	For

1f.	Kurt P. Kuehn	For

1g.	Philip A. Laskawy	For

1h.	Anne H. Margulies	For

1i.	Mark E. Mlotek	For

1j.	Carol Raphael	For

1k.	Scott Serota	For

1l.	Bradley T. Sheares, Ph.D.	For

1m.	Reed V. Tuckson, M.D., FACP	For

2.	Proposal to amend and restate the Company’s 2020 Stock Incentive Plan.	For

3.	Proposal to approve, by non-binding vote, the 2023 compensation paid to the Company’s Named Executive Officers.	For

4.	Proposal to ratify the selection of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2024.	For

NOTE: Such other business as may properly come before the meeting or any adjournments or postponements thereof.

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